SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2004


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                        82-0429727
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       (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


        349 Oyster Point Boulevard, Suite 200
               South San Francisco, CA                            94080
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       (Address of principal executive offices)                (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by the Company on June 30, 2004 announcing that the Company has filed a New Drug Application with the U. S. Food and Drug Administration covering the use of Cellegesic(TM) (nitroglycerin ointment, 0.4%), for the treatment of pain associated with chronic anal fissures.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.01 Press Release issued by the Registrant dated June 30, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 7, 2004                CELLEGY PHARMACEUTICALS, INC.


                                  By: /s/ A. Richard Juelis
                                      -------------------------------
                                       Richard Juelis
                                       Vice President, Finance and
                                       Chief Financial Officer


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